Exhibit 10.57

THIRD AMENDMENT TO COAL

MINING LEASE AND SUBLEASE AGREEMENT

THIS THIRD AMENDMENT (“Third Amendment”) TO COAL MINING LEASE AND SUBLEASE AGREEMENT is made and dated on March 20, 2013 but effective as of March 1, 2013 (“Effective Date”) by and between COLT LLC (“Colt” or “Lessor”), a West Virginia limited liability company; and WILLIAMSON ENERGY, LLC (“Lessee”), a Delaware limited liability company, each a “Party” and collectively the “Parties.”

WITNESSETH:

WHEREAS, the Parties entered into that certain Coal Mining Lease and Sublease dated August 12, 2010 which has been amended by that First Amendment to Coal Mining Lease and Sublease dated June 30, 2011 (“First Amendment”), and with such Coal Mining Lease and Sublease as amended by the First Amendment being referred to as the “Lease” wherein and whereby certain coal reserves were leased by Lessor to Lessee and which contained the terms and conditions under which such coal reserves are to be mined; and

WHEREAS, the Parties are willing and have agreed to amend the Lease in accordance with the terms, conditions, and provisions of this Third Amendment.

NOW THEREFORE, in consideration of the premises which are not mere recitals but are an integral part hereof and for other good and valuable consideration including without limitation the continuation of the Lease as amended by this Third Amendment, the Parties, intending to be legally bound hereby, covenant and agree as follows:

1. Lessor and Lessee hereby agree to add to the “Premises” (as defined in the Lease), for the purpose of mining and removing by underground mining methods the Economically Mineable and Merchantable Coal (as defined in the Lease) which can be mined by such methods from the Herrin No. 6 Seam of coal, the following coal in and under the following “Additional Premises” (as hereafter defined): all the coal in the Herrin No. 6 Seam of coal (“coal”) contained in and underlying Parcel 1, as hereafter designated and described, located in parts of Sections 11 and 12, Township 7 South, Range 3 East, of the Third Principal Meridian, in Franklin County, Illinois, as follows:

PARCEL 1

LOCATED IN THE EAST ONE HALF OF SECTION 11, TOWNSHIP 7 SOUTH RANGE 3 EAST OF THE THIRD PRINCIPAL MERIDIAN, FRANKLIN COUNTY ILLINOIS, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHEAST CORNER OF SAID SECTION 11, THENCE S 00°00’00” E A DISTANCE OF 618.23’ TO THE POINT OF BEGINNING;

THENCE S 00°13’15” E A DISTANCE OF 3091.44’;

THENCE N 89°39’59” W A DISTANCE OF 1864.37’;

THENCE N 00°17’36” E A DISTANCE OF 3090.00’;

THENCE S 89°42’24” E A DISTANCE OF 1836.62’ TO THE POINT OF BEGINNING;

CONTAINING 131.25 ACRES MORE OR LESS.

AND

LOCATED IN SECTION 12, TOWNSHIP 7 SOUTH RANGE 3 EAST OF THE THIRD PRINCIPAL MERIDIAN, FRANKLIN COUNTY ILLINOIS, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHWEST CORNER OF SAID SECTION 12, THENCE S 00°00’00” E A DISTANCE OF 618.23’ TO THE POINT OF BEGINNING;

THENCE S 89°42’24” E A DISTANCE OF 2229.59’;

THENCE S 00°17’36” W A DISTANCE OF 1385.00’;

THENCE S 89°42’24” E A DISTANCE OF 3139.43’;

THENCE S 00°0 J ‘00” W A DISTANCE OF 1705.02’;

THENCE N 89°43’15” W A DISTANCE OF 5349.50’;

THENCE N 00°13’15” W A DISTANCE OF 3091.44’ TO THE POINT OF BEGINNING;

CONTAINING 280.25 ACRES MORE OR LESS.

The above-described Parcel 1, which is defined as the “Additional Premises”, is generally shown and depicted as the area outlined with a heavy black line, with “Parcel 1” and “Released Property” printed within such area, on the plat labeled “Exhibit B – Released Property” and bearing “Date: 2/26/2013”, which is attached hereto and made a part hereof.

From and after the Effective Date, the Herrin No. 6 Seam of coal in and under the Additional Premises shall be part of the Premises and shall be treated and considered to be part of the Premises for all purposes in and under the Lease.

2. In connection with this Third Amendment and all transactions contemplated by this Third Amendment, each Party agrees, and agrees to cause its affiliates, to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Third Amendment and all such transactions.

3. This Third Amendment shall be interpreted as mutually drafted by all Parties and shall not be construed more severely against any Party as the preparer of the document.

4. This Third Amendment may be executed in any number of counterparts (including facsimile counterparts), all of which taken together shall constitute one and the same instrument and any Party may execute this Third Amendment by signing any such counterpart(s).

5. Except as expressly modified and amended in this Third Amendment, all of the terms, conditions and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, each Party has executed this Third Amendment as of the date first written above but to be effective as of the Effective Date.

COLT LLC

By:	/s/ Donald R. Holcomb

Name:	Donald R. Holcomb

Its:	Authorized Person

WILLIAMSON ENERGY, LLC

By:	/s/ Michael J. Beyer

Name:	Michael J. Beyer

Its:	Authorized Person

STATE OF FLORIDA,

COUNTY OF PALM BEACH, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 20th day of March, 2013, by Donald R. Holcomb, as the Authorized Person of COLT LLC, a West Virginia limited liability company, on behalf of COLT LLC.

My commission expires: 08/06/16.

/s/ Samantha Lea Wright
Notary Public

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STATE OF MISSOURI,

COUNTY OF ST. CHARLES, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 21 day of March, 2013, by Michael J. Beyer, as the Authorized Person of WILLIAMSON ENERGY, LLC, a Delaware limited liability company, on behalf of WILLIAMSON ENERGY, LLC.

My commission expires: 11-06-15.

/s/ Jennifer Kroen
Notary Public

[SEAL]

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